Madison Funds®
Supplement dated August 7, 2015 to the Prospectus dated February 28, 2015

This Supplement amends the prospectus of the Madison Funds dated February 28, 2015, and the summary prospectuses for the Madison Government Bond Fund, and the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund and the Madison Target Retirement 2050 Fund.

Madison Government Bond Fund

On July 31, 2015, the Board of Trustees of the Madison Government Bond Fund (the “Fund”), which is a series of the Madison Funds (the “Trust”), determined that it is in the best interest of the Fund and its shareholders to liquidate the Fund. Accordingly, the Board authorized the Trust to enter into a plan of liquidation (the “Plan”) on behalf of the Fund to accomplish this goal. It is anticipated that all outstanding shares of the Fund will be redeemed and the Fund will discontinue operations on or about October 15, 2015 pursuant to the Plan. Any shareholder remaining in the Fund on this date will receive a liquidation distribution equal to the shareholder’s proportionate interest in the remaining net assets of the Fund.

To the extent possible, the Madison Government Bond Fund will be closed to new accounts and to new investments in existing accounts effective September 15, 2015. Shareholders may continue to redeem their Fund shares on each day the Fund is open for business between now and the date of the planned liquidation.

To prepare for the closing and liquidation of the Fund, the Fund's portfolio managers may need to increase the portion of the Fund's assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, each Fund may deviate from its stated investment policies.

The Board of Trustees may determine to accelerate the liquidation date. If this were to occur, revised information will be transmitted to remaining shareholders pursuant to a further prospectus supplement.

The Fund does not give tax advice. Although the Fund believes the following information is correct, shareholders should consult with their own tax advisors. This transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an Individual Retirement Account (“IRA”) or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders may choose to authorize, prior to the planned liquidation date, a direct transfer of their retirement account assets to another tax-deferred retirement account.

During the entire liquidation phase, representatives of the Fund’s investment adviser, Madison Asset Management, LLC (“Madison”), will be available to answer any questions regarding the closing of the Fund. You may contact representatives of Madison toll-free as follows:

•	To redeem or exchange your shares, call 1-800-877-6089 if your shares are held direct with the fund.
If you invest in the fund through a brokerage account or retirement plan record keeper, please contact them directly.

•	For other matters, call 1-888-971-7135.

Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund and Madison Target Retirement Fund and Madison Target Retirement 2050 Fund

On each fund summary page, under the heading “Example,” the table is deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class R6	$56	$176	$307	$689

Please keep this Supplement with your records.